UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2022
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street
Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Election to Fill Independent Director Vacancy

Effective January 19, 2022, Wan-Chong Kung has been elected by the Board of Directors of the Federal Home Loan Bank of Des Moines (“Bank”) to fill the vacancy reported in the Bank’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 19, 2021. The unexpired term Ms. Kung has been elected to fill ends on December 31, 2022. Ms. Kung will serve on the Board’s Finance and Technology committees, and receive compensation in accordance with the Bank’s 2022 Director Fee Policy.

For information on director compensation, see “Item 11-Executive Compensation” of the Bank’s 2020 Annual Report. For information on director independence and transactions with related persons, see “Item 13-Certain Relationships and Related Transactions, and Director Independence” of the Bank’s 2020 Annual Report.

The election of Ms. Kung took place in accordance with the rules governing the filing of vacancies on the Boards of Directors of Federal Home Loan Banks contained in the regulations of the Federal Housing Finance Agency, the regulator of the Federal Home Loan Banks.

Item 7.01 Regulation FD Disclosure.

On January 24, 2022, the Bank issued an announcement to its members concerning Ms. Kung’s election. The announcement is attached as Exhibit 99.1 to this Current Report. The information set forth under Item 5.02 is also furnished pursuant to this Item 7.01.

The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 99.1    Member Announcement, dated January 24, 2022, issued by the Bank

Exhibit Number 104    Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

January 24, 2022	By:	/s/ Aaron B. Lee

Name: Aaron B. Lee
Title: Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Member Announcement, dated January 24, 2022, issued by the Bank
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)